                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  February 12, 1998



                  CENTURY HILLCRESTE APARTMENT INVESTORS, L.P.
--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)



   California                    033-22857                 95-4166241
---------------                -------------             --------------
(State or other                (Commission               (IRS Employer
jurisdiction of                 File Number)             Identification
incorporation)                                               Number)




                             9090 Wilshire Boulevard
                                    Suite 201
                         Beverly Hills, California 90211
--------------------------------------------------------------------------------
                     Address of Principal Executive Offices



Registrant's telephone including area code:       310/278-2191

Item 5.  Other Events.

     The Registrant recently became aware through several of its limited partners that an entity identified as MacKenzie Patterson, Inc. was apparently conducting a tender offer for units in the Registrant pursuant to an "Offer to Purchase Limited Partnership Interest @ $5.75 per Unit." Registrant has no further information about this "Offer to Purchase" or MacKenzie Patterson, Inc. By letter dated February 12, 1998, the Registrant's general partners, on behalf of the Registrant, urged the limited partners to consult with their tax advisors about the tax consequences that could result from a sale of their units. Copies of the "Offer to Purchase" and the Registrant's letter are attached hereto as exhibits.

     In addition, the Registrant became aware that an entity identified as Smithtown Bay, LLC was apparently conducting a tender offer for units in the Registrant pursuant to an "Offer to Purchase Limited Partnership Units." Registrant has no further information about this "Offer to Purchase" or Smithtown Bay, LLC. Copies of the "Offer to Purchase" is attached hereto as exhibit.



                                    EXHIBITS


     The following exhibits are attached to this Current Report and thereby made a part thereof:

         1. Copy of the "Offer to Purchase" documents as received from Registrant's limited partners.

         2. Copy of Registrant's letter to its limited partners, dated February 12, 1998.

         3. Copy of the "Offer to Purchase" documents as received from Smithtown Bay, LLC.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED: July 13, 1998


                            CENTURY HILLCRESTE APARTMENT INVESTORS, L.P., a California limited partnership

                            By: NATIONAL PARTNERSHIP INVESTMENTS CORP., A CALIFORNIA CORPORATION,
                                     ITS GENERAL PARTNER


                                     BY: /s/ Bruce E. Nelson
                                         ------------------------------

                                         ITS: President
                                              -------------------------

                              [THE HILLCRESTE LOGO]


                  Century Hillcreste Apartment Investors, L.P.




February 12, 1998

RE:      Century HillCreste Apartment Investors, L.P.

Dear Investor:

     Several limited partners have called or written us to tell us that they have received an unsolicited tender offer to buy their interests in Century HillCreste Apartment Investors, L.P. ("Century HillCreste") ("the Partnership"). The buyer, MacKenzie Patterson Inc., is not affiliated with the Managing General Partner of Century HillCreste. Various other entities have made unsolicited offers to the Partnership over the past year and the prices have ranged from $4.25 to $5.25 per $10 unit. The MacKenzie Patterson buyer is offering $5.75 per unit for 250,000 units out of 7,258,000 units outstanding. This price represents 83.3% of the per unit Net Asset Value, as of December 31, 1996, as reflected in the independent appraised value of the Partnership's property. Furthermore, your Managing General Partner has been informed that the informal market prices during the year have ranged from $4.25 to $5.75 per unit, and that these trades usually represent distressed sales, the absence of liquidity and certain transfer costs to the investors.

     In addition, the Managing General Partner of the Partnership expects to solicit the consent of the limited partners to a proposed transaction pursuant to which the Century HillCreste Apartment Complex would be sold to a real estate investment trust (the "REIT") to be organized by affiliates of the Managing General Partner. Proxy materials have not yet been filed with the Securities and Exchange Commission, although the filing is expected to take place shortly. The Managing General Partner's solicitation of consents is not expected to commence until late in the first quarter of 1998. If the Managing General Partner's proposed transaction is consummated, limited partners would receive distributions of net sales proceeds according to their proportionate interests. The sales terms currently contemplate a sales price for the complex of $52,500,000, which would result in a distribution of net sales proceeds and available cash of approximately $7.68 per unit. It should be noted that the sale is subject to a number of conditions including approval of the proxy by the Securities and Exchange Commission as well as the approval by the limited partners of the proposed sale.






                       9090 Wilshire Boulevard, Suite 201
                        Beverly Hills, California 90211
                                 (310) 278-2191

Page 2
Century HillCreste Apartment Investors, L.P.


     Any limited partner who sells his or her limited partnership interest pursuant to MacKenzie Patterson's unsolicited offer (assuming such interest was acquired in the original offering made by the Partnership), is expected to recognize taxable gain in an amount generally equal to the excess of the sales price of such interest, over the tax basis. Any investor who acquired his interest after the original offering may have a gain or a loss, depending upon the price paid for such interests. Each investor should consult with his or her tax advisor regarding the amount and character of any such gain or loss.

     THE MANAGING GENERAL PARTNER URGES EACH INVESTOR TO CAREFULLY CONSIDER THE FOREGOING INFORMATION BEFORE TENDERING HIS OR HER UNITS TO THE TENDERING BUYER. ALTHOUGH THE OFFER LETTER STATES THAT INVESTORS CANNOT WITHDRAW UNITS WHICH MAY ALREADY HAVE BEEN TENDERED, YOU SHOULD CONSULT WITH YOUR ATTORNEY TO DETERMINE IF THIS REQUIREMENT IS ENFORCEABLE SHOULD YOU WISH TO RECONSIDER YOUR DECISION TO TENDER.




                                   Sincerely,

                     National Partnership Investments Corp.
                            Managing General Partner




/s/ Charles H. Boxenbaum                                  /s/ Bruce E. Nelson

Charles H. Boxenbaum                                         Bruce E. Nelson
Chairman of the Board                                          President

[MP LOGO]




To:  THE HOLDERS OF LIMITED PARTNERSHIP INTERESTS IN:

                         CENTURY HILLCRESTE APARTMENTS

RE:  OFFER TO PURCHASE LIMITED PARTNERSHIP INTERESTS @ $5.75 PER UNIT

         MacKenzie Patterson, Inc., and its Affiliates (collectively "MPI"), hereby offer to purchase up to 250,000 of the outstanding Limited Partnership Units (the "Units") of Century Hillcreste Apartments, (the "Partnership"), for $5.75 per Unit (the "Purchase Price"), less a one time transfer fee charged by the general partners of $50 per transfer, net to the seller in cash which amount will be reduced by any cash distributions made to you by the Partnership after January 23, 1998. The 250,000 Units sought pursuant to this offer represent approximately 3.4% of the total outstanding Units at December 31, 1997. MPI does not charge any transactional fees. To calculate the total proceeds that would be paid to you, multiply the number of Units you own by $5.75 per Unit and subtract $50 from the total. To accept this offer, please execute the enclosed Assignment Form, and return it in the enclosed envelope. THE UNITS WILL BE PURCHASED ON A FIRST-COME, FIRST-BUY BASIS. Please respond quickly as we are limited to purchasing 250,000 Units. OUR OFFER WILL EXPIRE AT MIDNIGHT ON FEBRUARY 20, 1998.

     MPI will be acquiring the Units for investment purposes, and does not intend to resell them. The $5.75 Purchase price was determined as a result of MPI's own independent analysis. The Purchase Price does not necessarily represent the fair market value or liquidation value of each Unit, nor does the Purchase Price necessarily correspond with recent trade prices for the Units in the secondary market where such Units may trade (please see below). MPI believes the value of the Units exceeds the Purchase Price. No independent person was retained to evaluate or render any opinion with respect to the fairness of the Purchase Price.

     Neither MacKenzie Patterson, Inc., nor any of its affiliates are affiliated in any way with the Partnership or its general partner. Affiliates of MPI currently own less than one half of one percent of the outstanding units. MPI may purchase, from time to time, additional Units on the secondary market, or through registered tender offers, at prices which may vary from the price offered herein.

         Reasons to consider selling your interest in Century Hillcreste Apartments include:

- NO FUTURE IRS FILING REQUIREMENTS. If you sell all your units to us, 1998 will be the final year for which you will be obligated to file a K-1 for the partnership, with your tax return. This may represent a substantial reduction in costs associated with filing complicated tax returns.

- ILLIQUIDITY OF UNITS. The relative illiquidity of the Units resulting from the absence of a formal trading market make the Units difficult to sell. According to the most recently reported trading prices in leading industry publications, the Partnership Spectrum(1) and the Stanger Report(2), units

-----------
(1) PARTNERSHIP SPECTRUM, Partnership Profiles, Inc., September/October 1997.

  of the partnership have traded at prices of $xxx per unit during the last three month period reported. The reported trading prices do not take into consideration any fees that a seller would pay, including General Partner Transfer Fees, and therefore; may not be the actual amount the seller was paid for their units.

- SIMPLIFIED IRA CONSOLIDATION. If you own more than one IRA and are trying to consolidate your IRA accounts, selling your limited partnership investment for cash can make consolidation easier and more cost effective.

- LONG HOLDING PERIOD. The general partner has stated that he intends to hold the property in the partnership until the real estate market approximates the original purchase price of the property. In fact, the general partner has stated that he believes that the limited partnership agreement will not allow a sale of the property until a full recovery is made. The partnership originally paid in excess of $72 million for the property, and to date, they have only received offers up to $48 million. The holding period for this partnership could be a very long time. Some investors may want to place their investment money into a more liquid investment.

     Should you have any questions concerning this offer, please feel free to give our offices a call at (510) 631-9100.


Sincerely,

MACKENZIE PATTERSON, INC.


For an efficient transfer of units and quicker payment of sales proceeds, please be sure to do the following:

1. Please completely fill out Box A including name(s) of owner(s), social security number(s) and address. It is important that all registered owners be included on, and sign this assignment form.

2. If you are unaware of how many units you own please call the general partner. Or, simply write "All" next to units tendered if you wish to tender all your units.

3. If the units are held in a custodial account (IRAs, Keoghs, etc.), the custodian also has to execute the assignment form (see Box "B"). For custodians, please include a copy of the corporate resolution that denotes appropriate signatories.

4. For Trusts and Corporations, please enclose a copy of the Trust Agreement and/or corporation resolution naming the authorized signatories, including signature pages.

5. Estates should enclose a copy of the death certificate, and/or an affidavit of domicile, and a court appointment as executor or personal representative.

----------
(2) THE STRANGER REPORT, Robert Stanger & Co., Fall, 1997.

                                ASSIGNMENT FORM
                         For Limited Partnership Units
                                       of
                         Century Hillcreste Apartments


Subject to and effective upon acceptance for payment, the undersigned (the "Seller") hereby sells, assigns, transfers, conveys, and delivers and irrevocably directs any custodian or trustee to sell, assign, transfer, convey and deliver (the "Transfer") to MacKenzie Patterson, Inc., or its Assigns (the "Purchaser"), all of the Seller's right, title and interest in limited partnership units (the "Units") in Century Hillcreste Apartments, a California limited partnership (the "Partnership"), for $5.75 per Unit, less a one time general partner transfer fee in the amount of $50.00, net to the Seller in cash, which amount shall be reduced by any distributions made to the Seller by the Partnership after January 23, 1998. MacKenzie Patterson, Inc., may name any of its affiliates as assignee.

Such Transfer shall include, without limitation, all rights in, and claims to, any Partnership profits and losses, cash distributions, voting rights and other benefits of any nature whatsoever distributable or allocable to such Units under the Partnership's Agreement of Limited Partnership, as amended (the "Partnership Agreement"). The Seller hereby irrevocably constitutes and appoints the Purchaser as the true and lawful agent and attorney-in-fact of the Seller with respect to such Units, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to vote, inspect Partnership books and records or act in such manner as any such attorney-in-fact shall, in its sole discretion, deem proper with respect to such Units, to deliver such Units and transfer ownership of such Units on the Partnership's books maintained by the General Partner of the Partnership, together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, to direct any custodian or trustee holding record title to the Units to do any of the foregoing, including the execution and delivery of a copy of this Agreement of Transfer, and upon payment by the Purchaser of the purchase price, to receive all benefits and cash distributions, change the address therefore on the Partnership's records, endorse Partnership checks payable to the Seller, and otherwise exercise all rights of beneficial ownership of such Units. The Purchaser shall not be required to post bond on any nature in connection with this power of attorney.

The Seller hereby represents and warrants to the Purchaser that the Seller owns such Units and has full power and authority to validly sell, assign, transfer, convey and deliver such Units to the Purchaser, and that when any such Units are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all options, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and such Units will not be subject to any adverse claim. If the undersigned is signing on behalf of an entity, the undersigned declares that he has authority to sign this document on behalf of the entity. The Seller further represents and warrants that the Seller is a "United States person", as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended, or if the Seller is not a United States person, that the Seller does not own beneficially or of record more than 5% of the outstanding Units of the Partnership.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity or liquidation of the Seller and any obligations of the Seller shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. This agreement is irrevocable and may not be withdrawn or rescinded.

By signing this Letter of Transmittal the Seller is hereby giving authority to MacKenzie Patterson, Inc. to institute a change of address for all future distributions checks to be sent directly to MacKenzie Patterson at the address known as 1640 School Street Suite 100 Moraga California 94556.

Upon request, the Seller will execute and deliver, and irrevocably directs any custodian to execute and deliver, any additional documents deemed by the Purchaser to be necessary or desirable to complete the assignment, transfer and purchase of such Units.

The Seller hereby certifies, under penalty or perjury that the number shown below on this form as the Seller's Taxpayer Identification Number is correct, and the Seller is not subject to back-up withholding either because Seller has not been notified by the Internal Revenue Service (the "IRS") that Seller is subject to back-up withholding as a result of a failure to report all interest or dividends, or the IRS has notified Seller that Seller is no longer subject to back-up withholding.

The Seller hereby also certifies, under penalties of perjury, that the Seller, if an individual, is not a non-resident alien for purposes of U.S. income taxation, and if not an individual, is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulation). The Seller understands that this certification may be disclosed to the IRS by the Purchaser and that any false statements contained herein could be punished by fine, imprisonment, or both.

         PLEASE PRINT ALL INFORMATION EXCEPT FOR THE SIGNATURE BOX
_______________________________________________________________________________
Box A~                               \      Box B~
-------------------------------------------------------------------------------
Owner(s)                             \      Custodian
                                     \
                                     \
                                     \
-------------------------------------------------------------------------------
Owner(s) Signature                   \      Custodian Signature
                                     \
                                     \
                                     \
-------------------------------------------------------------------------------
Date of Signature                    \      Date of Signature
                                     \
-------------------------------------------------------------------------------
Social Security Number               \      Tax ID Number
                                     \
-------------------------------------------------------------------------------
Address                              \      Address
                                     \
                                     \
                                     \
-------------------------------------------------------------------------------
Units of Century Hillcreste          \      Units of Century Hillcreste
                                     \
                                     \
-------------------------------------------------------------------------------
Signature Guarantee                  \      Signature Guarantee
                                     \
                                     \
                                     \
                                     \
-------------------------------------------------------------------------------

The signature guarantee box must be a medallion guarantee which can be obtained by a broker or bank. If you are having difficulty obtaining a medallion guarantee, please enclose a check in the amount of $5.00 made payable to Northcoast Securities and they will obtain the necessary signature on your behalf.


MARY A. WICHMANN
SHEARSON AS IRA CUSTODIAN
HC 10 BOX 63A
DETROIT LAKES, MN  56501-8810

                                     NOTICE:
                   OFFER TO PURCHASE LIMITED PARTNERSHIP UNITS

                               SMITHTOWN BAY, LLC
                       1650 Hotel Circle North, Suite 200
                               San Diego, CA 92108
                                 (800) 891-4105
                                 April 15, 1998


Investor Number:                         CENTURY HILLCRESTE APARTMENT
                                         INVESTORS, L.P.


                                         Units Owned:

                                         Sale Proceeds:
                                         Subject to the terms set forth below:


Dear Investor:

Smithtown Bay, LLC is offering to purchase all or part of your limited partnership interests ("Units") in Century Hillcreste Apartment Investors, L.P. (the "Partnership") for a CASH PRICE OF $6.00 PER/UNIT. Our offer is designed to provide you with an opportunity to sell your Units without any costly commissions. The Partnership charges a fee associated with the transfer of your units in the amount of 550.00 per transfer, which will be deducted from your Sales Proceeds. This offer is limited to the first Units tendered totaling not more than 305,000 Units which is less than 49% of the outstanding Units. This offer will expire no later than May 15, 1998.

The most recent Partnership Spectrum (an industry publication reports) dared January/February 1998 reports trades within a range of $5.30 to $5.75 per/Unit, with a weighted average price of $5.54 per/Unit. Typically the seller must pay the $50.00 transfer fee and a sales commission generally equal to the greater of $200 or 8% of gross proceeds. In this case, if you own 400 Units and sold at the weighted average price of $5.54 per/Unit with a $200 commission and $50.00 transfer fee, YOU WOULD HAVE RECEIVED NET PROCEEDS OF $4.92 PER/UNIT WHICH IS SUBSTANTIALLY LESS THAN WHAT YOU WOULD RECEIVE FROM OUR OFFER.

                     OUR OFFER                   $6.00
                     GROSS SECONDARY PRICE       $5.54
                     NET SECONDARY PRICE         $4.92

          OUR OFFER IS A 22% PREMIUM TO THE NET SECONDARY MARKET PRICE

Recently, the Partnership announced the proposed sale of the Century Hillcreste Apartment complex to a real estate investment trust (REIT) to be organized by Casden Properties (an affiliate of the General Partner). The proposed sale calls for the payment of $52,500,000 in cash for the property. The closing of the Sale, however, is subject to, among other things:

      (i)    the consummation of such private placement by the REIT;
      (ii) the consummation of a minimum number of similar sales transactions with other Casden-affiliated partnerships; and
      (iii)  approval of a majority interest of Limited Partners.

ACCORDINGLY, EVEN IF THE SALE IS APPROVED BY THE LIMITED PARTNERS AND A PURCHASE AND SALE AGREEMENT IS ENTERED INTO, THE CONSUMMATION OF THE SALE COULD BE DELAYED FOR A SIGNIFICANT PERIOD OF TIME AND IT IS POSSIBLE THAT THE SALE MAY NOT BE CONSUMMATED. We urge you lo please read carefully the Preliminary Proxy Statement filed with the SEC on February 12, 1998 for more information of the proposed Sale.

SMITHTOWN BAY IS OFFERING YOU LIQUIDITY NOW AT A CASH PRICE THAT IS A SIGNIFICANT PREMIUM TO THE SECONDARY MARKET.

If you have decided to sell your Units, please carefully FOLLOW the instructions on the enclosed Instruction Sheet. To execute the Agreement of Transfer and Sale ("Agreement") which is on the reverse side of this letter, have your signature Medallion Guaranteed, and return the original document in the envelope we have provided. By executing the Agreement you agree that in the event a distribution of cashflow or a return of capital from the Partnership ("Distribution") is received and retained by you on or after April 1, 1998, then your sale proceeds shall be reduced by the amount of such Distribution. For purposes of convenience, you should retain any Distributions (up to the amount of the purchase price) and Smithtown Bay, LLC will deduct an equal amount from the Sales Proceeds due you. The net proceeds due to you will be delivered promptly after the Partnership has confirmed in writing that the transfer documents have been accepted and Smith town Bay, LLC will be recognized for the purpose of receiving all future distributions. Smithtown say, LLC retains the right to terminate this offer at anytime prior to May 15, 1998, without notice. If we have purchased the maximum number of Units or terminate this offer without notice, upon request, we will RETURN YOUR EXECUTED AGREEMENT WITHOUT ANY FURTHER OBLIGATION.

Please remember, if you do not own these Units in your capacity as an individual, please provide evidence of your authority to execute the Agreement on behalf of the owner. By executing the Agreement you agree that the sale of your Units is binding, final and may not be revoked or rescinded after receipt of your executed Agreement. Please call our toll free number (800) 891-4105 if you have any questions on how to complete the paper work. Our operators are pleased to assist you. We look forward to hearing from you.

Kindest regards,


SMITHTOWN BAY, LLC

NEITHER,THE GENERAL PARTNER OF THE PARTNERSHIP, THE PARTNERSHIP, nor THEIR RESPECTIVE AFFILIATES OR SUBSIDIARIES ARC PARTIES TO THIS OFFER, or AFFILIATED WITH SMITHTOWN BAY, LLC.

                         AGREEMENT OF TRANSFER AND SALE

The undersigned (or the nominee of the undersigned) is an owner of the number of limited partnership units ("Units") in Century Hillcreste Apartment Investors L.P. ("Partnership" ) bet forth on the rev erse side of this Agreement of Transfer and Sale "Agreement"), and agree to transfer all right, title and interest, in the Units free and clear of all liens and encumbrances of any kind to Smithtown Bay, LLC as set forth below. Unless otherwise indicated below the undersigned agrees to sell all (100%) of the Units the undersigned owns.

1. Notwithstanding any provision to the contrary. the undersigned agrees that in the event any distribution of cash or return of capital is made or declared (collectively, "Distribution") by the Partnership to the undersigned on or after April 1, 1998 with respect to the Units being transferred to it pursuant to the Agreement, that the cash price of $6.00 per/Unit to be paid to the undersigned shall be reduced by the amount of the Distribution per Unit and $50.00 transfer fee to the undersigned. To the extent any Distribution is made or declared by the Partnership with respect to the Units for any period on or after April 1, 1998 that are received by the undersigned, the undersigned understands that the amount of said Distribution and $50.00 transfer fee will be deducted from the cash price of $6.00/Unit to be paid to the undersigned by Smithtown Bay, LLC, pursuant to the timing set forth on the reverse side of this Agreement. TO THIS END, THE UNDERSIGNED DOES HEREBY DIRECT AND INSTRUCT THE PARTNERSHIP AND THE GENERAL PARTNERS TO IMMEDIATELY UPON RECEIPT OF THIS AGREEMENT OF TRANFER AND SALE TO: (i) AMEND THE BOOKS AND RECORDS OF THE PARTNERSHIP TO CHANGE THE PAYEE AND ADDRESS OF ITS ACCOUNT TO: SMITHTOWN BAY, LLC, C/O GLOBAL CAPITAL MANAGEMENT ("GLOBAL"), 601 CARLSON PARKWAY, SUITE 200, MINNETONKA, MN 55305, OR SUCH ENTITY AS SMITHTOWN BAY, LLC MAY DESIGNATE IN ITS SOLE DISCRETION, AND (ii) TO FORWARD ALL DISTRIBUTIONS AND ALL OTHER INFORMATION TO GLOBAL AT THE ADDRESS SET FORTH IN (i) above. IT IS THE UNDERSIGNED'S EXPLICIT INTENTION THAT ALL FUTURE DISTRIBUTIONS AND CORRESPONDENCE GO to Global.

2. The undersigned (or the nominee for the undersigned) by executing this Agreement hereby irrevocably constitutes and appoints Smithtown Bay, LLC, a Delaware limited liability company, and it's Manager Global Capital Management, Inc., a Delaware corporation, as my true and lawful agent and attorney-in-fact with respect to the Units with full power of substitution (such power, of attorney being deemed to be an irrevocable power coupled with an interest) of the undersigned to (a) execute, swear to, acknowledge, and file any document providing for or relating to the transfer of the ownership of the Units on the books of the Partnership that are maintained with respect to the Units and on the Partnership's books maintained by the General Partner of the Partnership, or amend the books and records of the Partnership as necessary or appropriate for the withdrawal of the undersigned as a Unitholder of the Partnership, (b) vote or act in such manner as any attorney-in-fact shall, in its sole discretion, deem proper with respect to the Units, (c) deliver the Units and transfer ownership of the Units on the books of the Partnership, (d) endorse on the undersigned's behalf any and all payments received by Smithtown Bay, LLC from the Partnership for any period of time on or after April 1, 1996 which are made payable to the undersigned in favor of Smithtown Bay, LLC or any other payee Smithtown Bay, LLC otherwise designates, (e) execute on my behalf, any applications for transfer and any distribution allocation agreements required by the National Association of Securities Dealers, Inc. Notice to members 96-14 to give effect to the transaction contemplated by this Agreement, including without limitation, Assignment of Interest/ Transferor Representation; Transfer Application/ Transferee Representation, Ownership CERTIFICATE/AFFIDAVIT of Loss, Payment Direction Notice and (f) receive all benefits and distributions and cause the General Partner to amend the books and records of the Partnership, including my record account, and address, to direct distributions to Smithtown Bay, LLC and otherwise exercise all rights of beneficial owner of the Units. Neither Smithtown day, LLC, nor Global Capital Management, Inc. shall be required to post bond of any nature in connection with this power of attorney.


3. The undersigned hereby represents and warrants that the Units are free and clear of all liens and encumbrances of any kind and that it has the authority to execute this Agreement, and that the General Partners may rely on this Agreement and any document executed by Smithtown Bay, LLC or Global Capital Management, Inc. as the attorney-in-fact for the undersigned, winch are necessary or convenient to carrying out all matters contemplated by this Agreement.

4. The undersigned has made an independent decision to execute this Agreement, and has had the opportunity to review and make inquires regarding all of the information provided by the General Partner and the Partnership with respect to the value of the Units. Further, the undersigned has not relied upon Any information or factual representations made by Smithtown Bay, LLC or any party affiliated with Smithtown Bay, LLC, in deciding to sell the Units to Smithtown Bay, LLC. In witness whereof, the undersigned Transferor has executed or caused the nominee of the undersigned Transferor to endorse this Agreement. The undersigned agrees that this Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware.

--------------------------------    --------------------------------    -----------------------------------
IRA/Pension/Custodial Account #     Printed Name of Investor            Signature of Investor



--------------------------------     -------------------------------    -----------------------------------
Social Security or Tax ID #          Printed Name of Joint Investor,    Signature of Joint Investor, if any
                                     (or IRA/Pension/Custodian Name)    (or IRA/Pension/Custodian Signature)


--------------------------------     -------------------------------    ------------------------------------
Telephone Number                     Today's Date                       # Of Units to Transfer



Agreed to and Accepted               MEDALLION GUARANTEE                MEDALLION GUARANTEE FOR
                                     FOR INVESTOR                       CUSTODIAN OR JOINT INVESTOR
Smithtown Bay, LLC


By Its Manager
   Global Capital Management, Inc.

By:

                            INSTRUCTIONS TO COMPLETE
                         AGREEMENT OF TRANSFER AND SALE

               PLEASE CAREFULLY PROVIDE THE FOLLOWING INFORMATION:

1. Sign Agreement;
2. Have your signature MEDALLION GUARANTEED. A medallion guarantee can be obtained through your broker or local financial institution. You may want to call ahead to confirm that the particular location has the medallion guarantee. Please remember, a medallion guarantee is not a notary;
3. Provide your social security number;
4. Indicate the number of units you want to sell;
5. Date the Agreement;
6. Provide a telephone number where you can be reached; and
7. Return the Agreement in the envelope provided.

         IN ADDITION TO THE INFORMATION REQUESTED IN ITEMS 1 TO 7 ABOVE:

IF YOU OWN THE UNITS JOINTLY WITH ANOTHER INDIVIDUAL:

Please have both owners sign the Agreement, BOTH signatures must be Medallion Guaranteed. If spouse is deceased, please enclose a certified copy of the Death Certificate along with a Letter Testamentary or Will showing your beneficial ownership or executor capacity.


IF YOU OWN THE UNITS IN YOUR IRA:

Please provide the name of your custodian and your IRA account number. This information will be used solely by your custodian (the financial institution with custody of your account) to make certain that the purchase proceeds are properly deposited in your account. If your units are held in an IRA account, in addition to your signature, the custodian's signature is required on THE Agreement of Transfer and Sale. We will obtain this required signature for you.


IF THE UNITS ARE OWNED IN A TRUST, PROFIT SHARING or PENSION PLAN:

Attach the first and last pages, as well as the section of the Trust Agreement showing that the signer has authority to sign the Agreement on behalf of the Trust or Plan.


IF THE UNITS ARE OWNED IN A CORPORATION;

Attach an original corporate resolution showing that the signer has the authority to sign the Agreement on behalf of the corporation.

                                   MEMORANDUM


    TO:        BRUCE E. NELSON     310-278-6835 FAX

               PATRICIA W. TOY     310-275-3640 FAX

    FROM:      ERIK DIETERLE       612-476-7245 PHONE      SMITHTOWN BAY, LLC

    SUBJECT:   CENTURY HILLCRESTE APARTMENT INVESTORS, L.P.

    DATE:      APRIL 13, 1998

    CC-        JANICE WELLS        619-686-2056


      I am attaching for your review copies of the solicitation materials we intend to mail to the limited partners of the above referenced partnership. Please note that the offer is being made by Smithtown Bay, LLC, a wholly owned and controlled entity.

     Thank you.